UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
January 24, 2006
LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)
(908) 582-8500
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: INFORMATION RE: UPDATED OUTLOOK FOR FISCAL 2006
EX-99.3: CERTAIN HISTORICAL FINANCIAL INFORMATION REGARDING SEGMENTS

Item 2.02 Results of Operations and Financial Condition.
On January 24, 2006, Lucent Technologies Inc. (the “Company”) issued the press release attached as Exhibit 99.1, reporting the Company’s results for its first quarter of fiscal 2006.
Item 7.01 Regulation FD Disclosure.
In conjunction with its release of earnings on January 24, 2006, the Company is making the information on Exhibit 99.2 available during its earnings webcast on January 24, 2006, regarding updates to the Company’s outlook for fiscal 2006.
The Company also published on its Website certain financial information for prior periods under its new segment structure, which is attached as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1.	Press release issued by Lucent Technologies Inc. on January 24, 2006, reporting the results for its first quarter of fiscal 2006.

99.2.	Information regarding Lucent Technologies Inc.’s updated outlook for fiscal 2006.

99.3.	Certain historical financial information regarding segments.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC. Date: January 24, 2006
By:	/s/ William R. Carapezzi, Jr.
Title: William R. Carapezzi, Jr.
Name: SVP, General Counsel & Secretary

EXHIBIT INDEX

99.1.	Press release issued by Lucent Technologies Inc. on January 24, 2006, reporting the results for its first quarter of fiscal 2006.

99.2.	Information regarding Lucent Technologies Inc.’s updated outlook for fiscal 2006.

99.3.	Certain historical financial information regarding segments.